SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2007

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2007-1

(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of depositor and registrant as specified in its charter)

Delaware	333-134461	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)
8140 Ward Parkway, Suite 300 Kansas City, Missouri		64114
(Address of Principal Executive Offices)		(Zip Code)

NOVASTAR CERTIFICATES FINANCING CORPORATION
(Exact name of co-registrant as specified in its charter)

Delaware	333-134461-01	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code	(816) 237-7000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Corporation registered issuances of up to $17,974,575,431 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-134461 and No. 333-134461-01) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2007-1, issued on February 28, 2007, $1,233,750,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2007-1, Class A-1A, Class A-2A1, Class A-2A2, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Offered Certificates"). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2007-1 were its Home Equity Loan Asset-Backed Certificates, Series 2007-1, Class M-6N, Class M-7N, Class M-8N, Class M-9N, Class M-6DSI, Class M-7DSI, Class M-8DSI, Class M-9DSI, Class M-10, Class M-11, Class M-10N, Class M-11N, Class M-10DSI, Class M-11DSI, Class CA and Class CB, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as sponsor, U.S. Bank National Association, as custodian (the "Custodian"), and Deutsche National Trust Company, as trustee (the "Trustee"). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

As of February 1, 2007, the mortgage loans possessed the characteristics described in the Free Writing Prospectus, dated February 22, 2007, and the Prospectus Supplement, dated February 23, 2007, filed pursuant to Rule 424(b)(5) of the Act on February 28, 2007.

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired:	None

(b)	Pro Forma Financial Information:	None

(c)	Exhibits:

1.1
Underwriting Agreement, dated as of February 23, 2007, among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC.

4.1	Pooling and Servicing Agreement, dated as of February 1, 2007, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as sponsor, the Custodian and the Trustee.

10.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2007, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as sponsor, the Custodian, and the Trustee.

10.2
Novation Agreement, dated as of February 28, 2007 among The Royal Bank of Scotland plc, NovaStar Mortgage, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2007-1 (the "Supplemental Interest Trust").

10.3	Master Agreement, dated February 28, 2007 between The Royal Bank of Scotland plc and the Supplemental Interest Trust.

10.4	Novation Agreement, dated as of February 28, 2007 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

10.5	Master Agreement, dated February 28, 2007 between Wachovia Bank, National Association and the Supplemental Interest Trust.

10.6	Novation Agreement, dated as of February 28, 2007 among Deutsche Bank AG New York Branch, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

10.7	Master Agreement, dated February 28, 2007 between Deutsche Bank AG New York Branch and the Supplemental Interest Trust.

10.8	Back-Up Servicing Agreement, dated February 28, 2007 between Deutsche Bank National Trust Company as Trustee and Countrywide Home Loans Servicing LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2007

NOVASTAR MORTGAGE FUNDING CORPORATION

By:	/s/ Matt Kaltenrieder
Matt Kaltenrieder
Vice President

Exhibit Index

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated as of February 23, 2007 between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2007, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as sponsor, the Custodian and the Trustee.

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2007, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as sponsor, the Custodian and the Trustee.

Exhibit 10.2
Novation Agreement, dated as of February 28, 2007 among The Royal Bank of Scotland plc, NovaStar Mortgage, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2007-1 (the "Supplemental Interest Trust").

Exhibit 10.3	Master Agreement, dated February 28, 2007 between The Royal Bank of Scotland plc and the Supplemental Interest Trust.

Exhibit 10.4	Novation Agreement, dated as of February 28, 2007 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

Exhibit 10.5	Master Agreement, dated February 28, 2007 between Wachovia Bank, National Association and the Supplemental Interest Trust.

Exhibit 10.6	Novation Agreement, dated as of February 28, 2007 among Deutsche Bank AG New York Branch, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

Exhibit 10.7	Master Agreement, dated February 28, 2007 between Deutsche Bank AG New York Branch and the Supplemental Interest Trust.

Exhibit 10.8	Back-Up Servicing Agreement, dated February 28, 2007 between Deutsche Bank National Trust Company as Trustee and Countrywide Home Loans Servicing LP.